UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 23, 2020

USD Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36674	30-0831007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
811 Main Street, Suite 2800
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
(281) 291-0510
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	USDP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2020, Thomas Lane resigned from the board of directors of USD Partners GP LLC (“USDP GP”), the general partner of USD Partners LP (the “Partnership”), and concurrently, Energy Capital Partners (“ECP”) designated Francesco Ciabatti as a director of the board of directors of USDP GP (the “Board”) to replace Thomas Lane.

Mr. Ciabatti was designated as a member of the Board pursuant to rights granted to ECP under the Fourth Amended and Restated Limited Liability Company Agreement of US Development Group LLC. US Development Group LLC indirectly owns 100% of USDP GP. There are no other arrangements or understanding between Mr. Ciabatti and any other persons pursuant to which Mr. Ciabatti was selected as a director. As a member of the board of directors of USDP GP appointed by ECP, Mr. Ciabatti is not compensated pursuant to the director compensation policy adopted by USDP GP. Mr. Ciabatti does not have any direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K. Mr. Ciabatti is not expected to be named to any committee of the Board at this time.

Mr. Ciabatti joined ECP in 2013.  He is currently serving as a Vice President at ECP and is actively involved in several of ECP’s portfolio companies, including US Development Group, Transit Energy Group, Summit Midstream Partners and CIG Logistics. Prior to joining ECP, Mr. Ciabatti was an Analyst in the Natural Resources Investment Banking Group at Barclays. Mr. Ciabatti received a B.A. in Economics and Political Science from Yale University. Because of Mr. Ciabatti’s familiarity with the Partnership’s business, broad knowledge of the industry, directorship experience and experience in finance, we believe that Mr. Ciabatti is well qualified to serve on our board of directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USD Partners LP (Registrant)

	By:	USD Partners GP LLC,
its general partner

Date: April 23, 2020	By:	/s/ Adam Altsuler
	Name:	Adam Altsuler
	Title:	Senior Vice President and Chief Financial Officer